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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements.
File Nos. 2-78766, 2-87728, 33-23415 and 33-57548.

                                        ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
June 26, 1997.